UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2007
NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 265-7348
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     The exhibit listed in the following index relates to the Registration Statement on Form S-3 (No. 333-132095) of the registrant and is filed herewith for incorporation by reference into such Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

12	Computation of Consolidated Ratio of Earnings to Fixed Charges

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.
By:	/s/ Kevin B. Habicht
	Name:	Kevin B. Habicht
	Title:	Executive Vice President and Chief Financial Officer
Dated: September 4, 2007

EXHIBIT INDEX

Exhibit No.	Description

12	Computation of Consolidated Ratio of Earnings to Fixed Charges